Exhibit 10.1

DATED January 3, 2023
SHELF HOLDCO LTD.

REGISTRATION RIGHTS AGREEMENT

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This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of January 3, 2023, by and among SHELF HOLDCO LTD., a Bermuda exempted company with limited liability (the “Company”), and the holders of the Common Shares of the Company who acquired such Common Shares on Completion (the “Existing Shareholders”). The Existing Shareholders and any other holder of Common Shares of the Company who agrees in writing to become bound by this Agreement, and each of their respective successors and permitted assignees, are collectively referred to herein as the “Shareholders” and each individually as a “Shareholder.”
RECITALS
(A)WHEREAS, the Company and certain of the Shareholders are parties to that certain Shareholders’ Agreement, dated as of the date hereof, as amended from time to time (the “Shareholders Agreement”), establishing and setting forth their agreement with respect to certain rights and obligations associated with the ownership of Common Shares of the Company and certain arrangements relating to the management of the Company; and
(B)WHEREAS, in connection with entering into the Shareholders Agreement the Company has agreed to provide the registration rights set forth in this Agreement.
NOW, THEREFORE, in consideration of the promises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:
1.Certain Definitions
As used herein, the following terms shall have the meanings set forth below:
“Advice” has the meaning set forth in Section 5(c).
“Affiliate” of any Person means any other Person controlling, controlled by or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean, with respect to any Person, the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of such Person. In the case of a natural Person, his or her Affiliates include members of such Person’s immediate family, natural lineal descendants of such Person or a trust or other similar entity established for the exclusive benefit of such Person and his or her immediate family and natural lineal descendants.
“Agreement” has the meaning set forth in the preamble.
“Business Day” means any day other than a Saturday, a Sunday or any day on which banks located in New York, New York, London, England or Hamilton, Bermuda are authorized or obliged to close.
“Bye-Laws” means the bye-laws of the Company from time to time.
“Commission” means the United States Securities and Exchange Commission or any successor federal agency administering the Securities Act.
“Common Shares” means the Common Shares having the rights and privileges set forth in the Bye-Laws, and includes a fraction of a Common Share, including any shares issued, issuable, converted, convertible, exchanged or exchangeable into Common Shares upon any share split, share dividend, recapitalization, pre-IPO reorganization transaction or similar event.

“Company” has the meaning set forth in the preamble and includes any successor(s) by merger, amalgamation, acquisition, reorganization or otherwise.
“Completion” has the meaning set forth in the Cooperation Agreement.
“Cooperation Agreement” means that certain cooperation agreement dated July 23, 2022, and entered into by, among others, the Company, certain of the Investors and the Management Seller Representative (as defined therein).
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, as the same may be amended from time to time.
“Existing Shareholders” has the meaning set forth in the preamble.
“FINRA” means the Financial Industry Regulatory Authority.
“Fully Marketed Shelf Underwritten Offering” means a Shelf Underwritten Offering which includes road shows involving members of senior management of the Company (including the principal executive officer and the principal financial officer) in one-on-one meetings with prospective purchasers of the Registrable Securities and other customary marketing activities, as recommended by the underwriter(s), over a period of at least 24 hours.
“Investors” means, collectively, the entities set forth on Schedule 2 hereto.
“IPO” means the initial registered public offering of the Common Shares in the United States or a listing of the Common Shares on a United States national securities exchange.
“Issuer Free Writing Prospectus” has the meaning set forth in Section 5(u).
“Maximum Number of Securities” means, with respect to any Shelf Underwritten Offering or underwritten Piggyback Registration, the maximum number of securities which can be sold in such offering without materially and adversely affecting the marketability of such offering.
“Person” means an individual, a partnership, a company, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental or quasi-governmental entity or any department, agency or political subdivision thereof.
“Piggyback Registration” has the meaning set forth in Section 3(a).
“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.
“Registrable Securities” means (i) the Common Shares held by each Shareholder and (ii) any shares issued, issuable, converted, convertible, exchanged or exchangeable in respect of the securities referred to in clause (i) above upon any share split, share dividend, recapitalization or similar event; provided, however, that Registrable Securities shall not include any securities referred to in clauses (i) or (ii) if (A) the holder of such securities may resell such securities pursuant to Rule 144 (or successor rule) under the Securities Act without any volume restrictions, manner of sale requirements, current public information or notice requirements set forth in such Rule, (B) the sale of such securities has been registered pursuant to the Securities Act and such sale has been consummated or (C) the securities have been transferred in a transaction in which registration rights are not transferred pursuant to Section 13(f) hereof.
“Registration Statement” means any registration statement of the Company on Form S-1 or (or, if the Company is then eligible to use such forms, Form S-3, Form F-1 or Form F-3, as applicable) or any successor or similar forms which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.
“Relevant IPO” means the admission of Common Shares to any nationally or internationally recognized stock exchange outside the United States or the granting of permission for such Common Shares to be quoted or dealt in on such stock exchange and where, in any such case, after such admission or granting of permission, such Common Shares are freely tradable (subject to any lock-up or other contractual restrictions).
“Remaining Number of Securities” means, with respect to any Shelf Underwritten Offering or underwritten Piggyback Registration, the greater of (x) the sum of the Maximum Number of Securities minus the number of securities included on behalf of persons entitled to first priority with respect to inclusion of their common equity securities; and (y) zero.
“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.
“Securities Act” means the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, as the same may be amended from time to time.
“Share Disposal” has the meaning set forth in Section 13(n).
“Shareholders” has the meaning set forth in the preamble.
“Shareholders Agreement” has the meaning set forth in the recitals hereto.
“Shelf Registration Statement” has the meaning set forth in Section 2(b).
“Shelf Underwritten Offering” has the meaning set forth in Section 2(b).
“Take-Down Notice” has the meaning set forth in Section 2(b).
“Transfer” means any direct or indirect sale, exchange, transfer (including, without limitation, any transfer by gift or operation of law, or any transfer of an economic interest in any derivative security of any security), assignment, pledge, hypothecation, mortgage, distribution or other disposition, or issuance or creation of any option or any voting proxy, voting trust or other transfer of interest, in whole or in part, whether in a single transaction or a series of related transactions and whether voluntarily or involuntarily or by operation of law or at a judicial sale or otherwise.
“$” means the legal currency of the United States of America.
2.Demand Registration, Shelf Registration and Shelf Underwritten Offerings
(a)Following the expiration of the underwriter lock-up period applicable to an IPO, until such time as the Company has filed a Shelf Registration Statement, upon the written request of Investors holding a majority of the Registrable Securities then issued and outstanding that the Company effect the registration under the Securities Act of all or part of such Investors’ Registrable Securities having an anticipated aggregate offering price of at least $1,000,000 pursuant to a registration statement (a “Demand Registration”), the Company shall use commercially reasonable efforts to effect, as promptly as practicable, subject, however, to the Company’s compliance with any of its obligations under Section 3(a), the registration under the Securities Act of such number of Registrable Securities requested to be so registered. The Company shall not be required to effect a Demand Registration more than one time during any six month period for the Investors as a group; provided, that a Registration Statement shall not count as a Demand Registration unless and until it has become effective.
(b)After the consummation of an IPO, the Company shall use reasonable commercial efforts to qualify and remain qualified to register the Common Shares or any other equity securities under the Securities Act pursuant to a Registration Statement on Form S-3 (or, if the Company is then eligible to use such form, Form F-3) or any successor form thereto. At any time when the Company is eligible to use a Registration Statement on Form S-3 (or, if the Company is then eligible to use such form, Form F-3) or any successor form, upon the written request of any Investor, the Company shall file promptly (and, in any event, within 30 days of such request) a “shelf” registration statement (which, if permitted, shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act) providing for the registration, and the sale on a continuous or delayed basis, of the Registrable Securities of such Investor(s) and the other Shareholders pursuant to Rule 415 under the Securities Act or otherwise (a “Shelf Registration Statement”). Upon filing any Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable, keep such Shelf Registration Statement effective with the Commission at all times, file a new Shelf Registration Statement upon its expiration, and cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the prospectus related to such Shelf Registration Statement as may be reasonably requested by such Investor(s) or as otherwise required, until such time as all Registrable Securities that could be sold in such Shelf Registration Statement have been sold or are no longer outstanding. At any time that a Shelf Registration Statement covering Registrable Securities is effective, an Investor (the “Demanding Investor”) may deliver a notice to the Company (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the Shelf Registration Statement (a “Shelf Underwritten Offering”); provided, that, the Company shall not be obligated to effect more than two Fully Marketed Shelf Underwritten Offerings hereunder in any twelve-month period. Upon the Company’s receipt of a Take-Down Notice, the Company shall promptly deliver such Take-Down Notice to all other Shareholders included on such Shelf Registration Statement and permit each Shareholder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Shareholder notifies the Company within 5 Business Days after delivery of the Take-Down Notice to such Shareholder. The Investors holding a majority of the Registrable Securities requested to be sold pursuant to the Shelf Underwritten Offering shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with a Shelf Underwritten Offering; provided that such investment banking firm or firms shall be reasonably acceptable to the Company.
(c)Priority on Demand Registration. If the managing underwriter of the Demand Registration advises the Company and the participating Investors in writing (with a copy to each party hereto requesting to participate in such Demand Registration) that in its opinion the number of common equity securities which the Investors desire to sell, taken together with any Registrable Securities requested to be included in such Demand Registration by other Shareholders, exceeds the Maximum Number of Securities, the Company will include in such Demand Registration common equity securities in the following priority:
(i)first, the common equity securities the Investors and any other Shareholders propose to sell up to the Maximum Number of Securities, and if the aggregate number of such Registrable

Securities exceeds the Maximum Number of Securities, the Company shall include only such Shareholders’ pro rata share of the Maximum Number of Securities based on the amount of Registrable Securities beneficially owned by such Shareholders; and
(ii)second, to the Company (if applicable).
(d)Priority on Shelf Underwritten Offering. If the managing underwriter of the Shelf Underwritten Offering advises the Company and the Demanding Investor in writing (with a copy to each party hereto requesting to participate in such Shelf Underwritten Offering) that in its opinion the number of common equity securities which the Investors desire to sell, taken together with any Registrable Securities requested to be included in such Shelf Underwritten Offering by other Shareholders, exceeds the Maximum Number of Securities, the Company will include in such Shelf Underwritten Offering common equity securities in the following priority:
(i)first, the common equity securities the Investors propose to sell up to the Maximum Number of Securities, and if the aggregate number of such Registrable Securities exceeds the Maximum Number of Securities, the Company shall include only such Investors’ pro rata share of the Maximum Number of Securities based on the amount of Registrable Securities beneficially owned by such Investors; and;
(ii)second, Registrable Securities requested to be included by other Shareholders pursuant to Section 2 up to the Remaining Number of Securities, and if the aggregate number of such Registrable Securities exceeds the Remaining Number of Securities, the Company shall include only such Shareholders’ pro rata share of the Remaining Number of Securities based on the amount of Registrable Securities beneficially owned by such Shareholders; and
(iii)third, to the Company (if applicable).
3. Piggyback Registration
(a)Right to Piggyback. After the consummation of an IPO, if the Company proposes to file any registration statement under the Securities Act for the purposes of a public offering of its common equity securities (including a Demand Registration pursuant to Section 2(a)) (whether or not for sale for its own account and including, but not limited to, registration statements relating to secondary offerings of common equity securities of the Company, but excluding the Shelf Registration Statement (including Shelf Underwritten Offerings) and registration statements relating to any registration on Form S-4, F-4 or S-8 or any successor or similar forms) (a “Piggyback Registration”), the Company will give prompt written notice to all the Shareholders of its intention to effect such a registration and shall, subject to Section 3(b), use all commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company’s notice; provided, however, that the Company may at any time withdraw or cease proceeding with any such Piggyback Registration if it will at the same time withdraw or cease proceeding with the registration of all other Company common equity securities originally proposed to be registered. Notwithstanding the foregoing, if any Person other than the Company offers common equity securities in the IPO, all Shareholders holding Registrable Securities shall be entitled to participate in such IPO on the terms set forth herein as if the IPO were a Piggyback Registration. The rights to Piggyback Registration may be exercised an unlimited number of occasions. Any Shareholder shall have the right to withdraw such Shareholder’s request for inclusion of such Shareholder’s Registrable Securities in any Registration Statement filed in connection with a Piggyback Registration by giving written notice to the Company of such withdrawal within five (5) Business Days prior to the anticipated effectiveness of such registration statement in connection therewith.

(b)Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten offering and the managing underwriter advises the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in its opinion the number of common equity securities which the Company desires to sell, taken together with any Registrable Securities requested to be included in such registration by the Shareholders, exceeds the Maximum Number of Securities, the Company will include in such registration common equity securities in the following priority:
(i)first, the common equity securities the Company proposes to sell up to the Maximum Number of Securities; and
(ii)second, the Company shall include in such registration Registrable Securities requested to be included by any Shareholders pursuant to Section 3(a) up to the Remaining Number of Securities, and if the aggregate number of such Registrable Securities exceeds the Remaining Number of Securities, the Company shall include only such Shareholders’ pro rata share of the Remaining Number of Securities based on the amount of Registrable Securities beneficially owned by such Shareholders.
(c)Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 3(a), and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its common equity securities or securities convertible or exchangeable into or exercisable for its common equity securities under the Securities Act (except on Form S-4, F-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holders of the Company’s common equity securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.
4.Lockup
(a)Lockup Agreement. To the extent not inconsistent with applicable law, each Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of (i) common equity securities of the Company or any securities, options or rights convertible into or exchangeable or exercisable for such securities, or (ii) to the extent any such public sale or distribution would be required to be reported in a filing with the Commission pursuant to Section 16(a) of the Exchange Act, preferred equity securities of the Company or any securities, options or rights convertible into or exchangeable or exercisable for such securities, in each case, during the seven days prior to, and the 180-day period beginning on the effective date of, an IPO, unless the underwriters managing the IPO otherwise agree (including any permitted staggered lockup arrangements); provided that such restrictions shall not be more restrictive in duration or scope than restrictions imposed on (A) any officer or director of the Company, or (B) any other holders of at least 5% of the total Common Shares on a fully diluted basis; provided, further, that if any officer, director or beneficial owner of 1% or more of the Company’s outstanding voting securities is granted an early release with respect to all or a portion of the securities held by such holder from such holder’s lock-up agreement, then all Investors shall also be granted an early release from their obligations hereunder or any separate lockup agreement on a pro-rata basis; provided, further, that nothing herein shall restrict, directly or indirectly:
(i)any bona fide pledge of Common Shares in accordance with the Shareholders Agreement or the subsequent Transfer upon default in connection with any such pledge (as applicable); or
(ii)subject to obtaining any required Bermuda Monetary Authority approval, any charitable contribution in accordance with the Shareholders Agreement (as applicable).

(b)Stop Transfer Instructions. The Company may impose stop transfer instructions with respect to Registrable Securities or other securities subject to the foregoing Section 4(a) until the end of the relevant period.
(c)Holdback Period. The Company agrees (i) not to effect any public sale or distribution of its common equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any Shelf Underwritten Offering or underwritten Piggyback Registration (except as part of such underwritten registration or offering or pursuant to registrations on Form S-4, F-4 or S-8 or any successor or similar form), unless the underwriters managing the registered public offering otherwise agree (including any permitted staggered lockup arrangements), and (ii) to use its commercially reasonable efforts to cause each holder of its Common Shares, or any securities convertible into or exchangeable or exercisable for Common Shares, that were purchased by such holder directly from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree to a shorter period (including any permitted staggered lockup arrangements); provided that such restrictions on a Shareholder shall not be more restrictive in duration or scope than restrictions imposed on (A) any officer or director of the Company, or (B) any other holders of at least 5% of the total Common Shares on a fully diluted basis; provided, further, that if any officer, director or beneficial owner of 1% or more of the Company’s outstanding voting securities is granted an early release with respect to all or a portion of the securities held by such holder from such holder’s lock-up agreement, then all Investors shall also be granted an early release from their obligations hereunder or any separate lockup agreement on a pro-rata basis. Notwithstanding the foregoing, this Section 4(c) shall cease to apply to any Investor once such Investor no longer holds Registrable Securities.
5.Registration Procedures
In connection with any Registration Statement filed pursuant to Section 2 or 3, the following provisions shall apply:
(a)Copies of Registration Statement and the Prospectus. The Company shall furnish as promptly as practicable to each selling Shareholder electronic copies of, and upon request by any selling Shareholder, hard copies (in such number as such Shareholder may reasonably request from time to time), without charge, of (A)(i) prior to filing a Registration Statement or any supplement or amendment thereto, a copy of such Registration Statement, supplement or amendment as it is proposed to be filed and (ii) after such filing, such number of copies of such Registration Statement, each amendment and supplement thereto, including all financial statements, schedules and exhibits (including those incorporated by reference), and (B) the prospectus (or prospectus supplement to a prospectus) included in such Registration Statement (including each preliminary prospectus), and any amendment or supplement thereto, and such other documents as each Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such selling Shareholder, and the Company consents to the use of the prospectus or any amendment or supplement thereto by each Shareholder in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.
(b)Preparation of Registration Statement; Effectiveness. The Company shall prepare and as promptly as practicable but in no event later than 90 days after the end of the period within which requests for registration may be given to the Company, file with the Commission a Registration Statement with respect to such Registrable Securities and thereafter use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after the initial filing thereof and remain effective for a period of either (i) not less than 180 days or, if such

Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement.
(c)General Notification. The Company shall promptly advise the selling Shareholders, and, if requested by such Shareholders, confirm such advice in writing:
(i)when the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;
(ii)of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;
(iii)of any notification by the Commission whether there will be a “review” of such Registration Statement;
(iv)of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(v)of any comments (oral or written) by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto; and
(vi)of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
Each Shareholder agrees that upon receipt of any written notice of the Company pursuant to paragraphs (ii) through (vi) of Section 5(c) hereof, such Shareholder shall discontinue offering such Registrable Securities pursuant to the Registration Statement until such Shareholder’s receipt of copies of the supplemented or amended prospectus contemplated by Section 5(d) hereof, or until advised in writing (the “Advice”) by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 5(c)(ii)-(vi) during the registration period, such registration period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by the Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 5(d) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).
(d)Notification of Stop Orders; Suspensions of Qualifications and Exemptions. Upon the occurrence of any event contemplated by paragraphs (ii) through (vi) of Section 5(c) hereof during the period for which the Company is required to maintain an effective Registration Statement, the Company shall (A) use its commercially reasonable efforts to prevent the issuance of a stop order, and in the event of such issuance, to obtain the withdrawal of any stop order or order suspending the effectiveness of the Registration Statement and (B) prepare a post-effective amendment to the

Registration Statement or a supplement to the related prospectus or file any other required document as soon as possible so that, as thereafter delivered to purchasers of the Registrable Securities, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will comply with the Securities Act and the rules promulgated thereunder.
(e)Blue Sky. Prior to any public offering of Registrable Securities pursuant to a Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify (or seek an exemption from registration or qualification) or cooperate with each Shareholder selling Registrable Securities pursuant to such Registration Statement and their respective counsel (if applicable) in connection with the registration or qualification of such securities for offer and sale under the securities laws of such jurisdictions as such counsel reasonably requests in writing on behalf of such Shareholder and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to take any action that would require it to qualify to do business or to qualify as a dealer in securities in any jurisdiction where it is not then so qualified or subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.
(f)Certificates. The Company shall cooperate with each Shareholder to facilitate the timely, in the case of beneficial interests in Registrable Securities held through a depositary, transfer of such equivalent Registrable Securities with an unrestricted CUSIP, or, in the case of certificated shares, preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and registered in such names as such Shareholder may request in writing prior to sales of Registrable Securities pursuant to the Registration Statement.
(g)SEC Compliance; Earnings Statement. The Company shall use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its Shareholders, as soon as reasonably practicable, but in any event not later than eighteen (18) months after the effective date of the applicable Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.
(h)Shareholder Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 or 3 herein with respect to the Registrable Securities of any Shareholder that such Shareholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Shareholder’s Registrable Securities.
(i)Agreements. The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Shareholders that hold a majority of the Registrable Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate the disposition of Registrable Securities pursuant to the Registration Statement; provided, however, that the Company shall have no obligation to pay any discounts or underwriting commissions of any selling Shareholder.
(j)Legal Opinion; Certificates; Cold Comfort Letter. The Company, if requested by those Shareholders that together hold a majority of the Registrable Securities being sold or the managing underwriters (if any) in connection with the Registration Statement, shall cause (i) its counsel to deliver an opinion relating to the Registration Statement and the Registrable Securities, in customary form (and covering such matters of the type customarily covered by legal opinions of such nature) addressed to the selling Shareholders and the managing underwriters (if any), and dated the effective date of such Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates; and (iii) its independent public accountants to provide a “cold comfort” letter in customary form (and covering such matters of the type customarily covered by a “cold comfort” letter).
(k)Listing. The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.
(l)Due Diligence. For a reasonable period prior to the filing of a Registration Statement pursuant to this Agreement, the Company shall make available for inspection and copying by any Shareholder or underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Shareholder or underwriter, all financial and other information and books and records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Shareholder, underwriter, attorney, accountant or agent in connection with such Registration Statement, as will be reasonably necessary in the judgment of such persons, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that if requested by the Company, each Shareholder will enter into a confidentiality agreement with the Company prior to participating in the preparation of the Registration Statement or the Company’s release or disclosure of confidential information to such Shareholder.
(m)Participation. No Shareholder may participate in any registration hereunder which is underwritten unless such Shareholder agrees to sell such Shareholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Shareholders entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided that no Shareholder will be required to sell more than the number of Registrable Securities that such Shareholder has requested the Company to include in any such offering).
(n)10b-5 Notification. The Company shall promptly notify in writing each selling Shareholder and the managing underwriter of the offering in which Registrable Securities are being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of an event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company will promptly prepare a supplement or amendment to such prospectus and file it with the Commission (in any event no later than ten (10) days following notice of the occurrence of such event to each selling Shareholder and the managing underwriter) so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, will not contain an untrue statement or a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.
(o)Other Approvals. The Company shall use its commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Shareholders and underwriters to consummate the disposition of the Registrable Securities.

(p)FINRA. The Company shall cooperate with each Shareholder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with FINRA.
(q)Road Show. The Company shall cause the appropriate officers as are requested by a managing underwriter to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering.
(r)Transfer Agent, Register and CUSIP. The Company shall provide a transfer agent and register for all Registrable Securities pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of registration.
(s)Other Actions. The Company shall use its commercially reasonable efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.
(t)Notice to Discontinue. Each Shareholder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Company of the happening of an event of the kind described in Section 5(n), such Shareholder will forthwith discontinue the disposition of Registrable Securities until such Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(n) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference into the prospectus, and, if so directed by the Company in the case of an event described in Section 5(n), such Shareholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Shareholder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company will give any such notice, the Company will extend the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(n) to and including the date when the Shareholder will have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 5(n).
(u)Free Writing Prospectuses. Each Shareholder agrees that, unless it obtains the prior consent of the Company and any managing underwriter, it will not make any offer relating to the Registrable Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.
6.Registration Expenses.
The Company shall bear all expenses incurred in connection with the performance of its obligations under this Agreement (except as otherwise provided in the proviso to Section 5(i) hereof) and the Company shall reimburse the Shareholders for the fees, disbursements and expenses of one counsel (and one local counsel as reasonably required) chosen by the holders of a majority of the Registrable Securities included in any registration.
7.Rule 144.
The Company shall (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, including any extension period under Rule 12b-25 of the Exchange Act, (ii) take such further action as any holder of Registrable Securities may reasonably request, including taking all actions necessary to ensure the removal of securities law restrictive legends, executing and delivering an opinion of counsel and instruction letter reasonably satisfactory to the Company’s transfer agent and effecting the deposit or transfer of a Shareholder’s shares in book-entry form with the appropriate unrestricted CUSIP number to the account specified by the Shareholder, and (iii) furnish to each holder of Registrable Securities forthwith upon written request, (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company to the extent such reports are not available to the public through the EDGAR system, and (z) such other reports and documents so filed by the Company to the extent such reports and documents are not available to the public through the EDGAR system as such holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.
8.Certain Limitations on Registration Rights.
No Shareholder may participate in any Registration Statement hereunder unless such Shareholder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of underwriting arrangements which are entered into in connection with such Registration Statement and agrees to sell such Shareholder’s Registrable Securities on the basis provided in any underwriting agreement approved by the Shareholder or Shareholders entitled hereunder to approve such arrangements; provided, however, that (a) no such Shareholder will be required to make any representations or warranties to the Company or the underwriters in connection with any such registration other than representations and warranties as to (i) the disclosure included at the written request of such Shareholder in the Registration Statement related to such Shareholder, (ii) such Shareholder’s ownership of its Registrable Securities to be sold in the offering, and (iii) such Shareholder’s power and authority to effect such sale; and (b) no such Shareholder will be required to undertake any indemnification or contribution obligations to the Company or any underwriters except to the extent provided in Section 9. The Investors that are selling in an offering may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters, will also be made to and for the benefit of such Investors and that any or all of the conditions precedent to the obligations of the underwriters under the underwriting agreement be conditions precedent to the obligations of the Investors.
9.Indemnification.
(a)Indemnification by the Company. The Company shall, notwithstanding termination of this Agreement, indemnify and hold harmless to the full extent permitted by applicable law, each of the Shareholders named in any Registration Statement filed pursuant to this Agreement, the officers, directors, members, partners, employees and agents of such Shareholders and each person, if any, who controls such Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Shareholder or such other Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Shareholder, or any Issuer Free Writing Prospectus related to such registration, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and, in any such case, the Company shall promptly reimburse such indemnified persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be required to indemnify any such person pursuant to this Section 9(a) to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or preliminary, final or summary prospectus, or Issuer Free Writing Prospectus, or amendment or supplement thereto, that was furnished in writing to the Company by such person expressly for inclusion in the Registration Statement, or preliminary, final or summary prospectus, or Issuer Free Writing Prospectus, or amendment or supplement thereto, or (ii) the use by any such person of a prospectus in violation of any stop order or other suspension of the Registration Statement of which the Company made the Shareholder or other holder of Registrable Securities aware.
(b)Indemnification by Shareholders. Each Shareholder of Registrable Securities included in any Registration Statement filed pursuant to this Agreement shall, notwithstanding termination of this Agreement, severally and not jointly, (i) indemnify and hold harmless the Company, its officers and directors, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and all other Shareholders against any losses, claims, damages or liabilities to which the Company, its officers or directors, such controlling persons or such other Shareholders may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Shareholder, or any Issuer Free Writing Prospectus related to such registration, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was furnished in writing to the Company by such Shareholder expressly for inclusion in the Registration Statement, or preliminary, final or summary prospectus, or Issuer Free Writing Prospectus, or amendment or supplement thereto, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Shareholder shall be required to undertake liability to any Person under this Section 9(b) for any amounts in excess of the dollar amount of the net proceeds actually received by such Shareholder from the sale of such Shareholder’s Registrable Securities pursuant to such Registration Statement and such undertaking shall be several, not joint and several, among such Shareholders.
(c)Indemnification Procedures. Promptly after receipt by an indemnified party under Section 9(a) or 9(b) hereof of written notice of the commencement of any action or threat thereof, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 9, notify such indemnifying party in writing of the commencement of such action or threat; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 9(a) or 9(b) hereof and unless and to the extent such indemnifying party is materially prejudiced by such failure. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, that if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defences available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the conflicting indemnified parties shall have a right to retain separate counsel, at the expense of the indemnifying party. Such indemnifying party shall not enter into any settlement with a party unless such settlement (i) includes an unconditional release of each indemnified party with respect to any and all claims against each indemnified party and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party or commit any indemnified party to take or refrain from taking any action. An indemnified party shall not enter into any settlement without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.
(d)Contribution if Indemnification Against Public Policy. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 9(a) or 9(b) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the foregoing, the liability of any Shareholder hereunder this Section 9(d) shall be limited to the amount of net proceeds received by such Shareholder in the offering giving rise to such liability, less any amounts paid pursuant to Section 9(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Shareholders’ obligations in this Section 9(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them severally and not jointly.
(e)Obligations Not Exclusive. The obligations of the Shareholders contemplated by this Section 9 shall be in addition to any liability which the respective Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

10.Representations and Warranties; Covenants.
(a)Authority; Enforceability. The Company represents and warrants to each of the Shareholders, and each of the Shareholders severally represent and warrant to the Company, that such party has, as applicable, the legal capacity or power and authority, corporate or otherwise, to enter into this Agreement and to carry out each of its obligations hereunder as they may hereafter arise. Such party (in the case of parties that are not natural persons) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and the execution of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action. No other act or proceeding, corporate or otherwise, on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by such party and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors’ rights general or by general equitable principles.
(b)No Breach. The Company represents and warrants to each of the Shareholders, and each of the Shareholders severally represent and warrant to the Company, that neither the execution of this Agreement nor the performance by such party of its obligations hereunder does or will:
(i)in the case of parties that are not natural persons, conflict with or violate its articles of incorporation, bylaws or other applicable organizational documents;
(ii)violate, conflict with or result in the termination of, or otherwise give any other Person the right to accelerate, renegotiate or terminate or receive any payment or constitute a default or any event of default, with or without notice, lapse of time, or both, under the terms of, any contract or agreement to which it is a party or by which it or any of its assets or operations are bound or affected; or
(iii)constitute a violation by such party of any law, ruling, writ, injunction, award, determination or decree of any arbitral body or court or any agency, commission, department or body of any local, state, federal or foreign governmental, regulatory, administrative, judicial or quasi-governmental unit, entity or authority.
(c)Consents. The Company represents and warrants to each of the Shareholders, and each of the Shareholders severally represent and warrant to the Company, that no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party, other than those which have been made or obtained or those that are specified herein, in connection with (i) the execution or enforceability of this Agreement or (ii) the consummation of any of the transactions contemplated hereby.
(d)Investment Representations. Each Shareholder, by executing this Agreement (or taking any other action by which such Shareholder is deemed to have executed this Agreement) or an amendment hereto, hereby confirms the representations and warranties made by such Shareholder hereunder.
(e)Preservation of Rights. The Company shall not (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Securities in this Agreement.

11.Limitation on Subsequent Registration Rights.
From and after the date of this Agreement, the Company shall not, without the prior written consent of each of the Investors, enter into any agreement with any holder or prospective holder of any equity securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Investors hereunder, or which would reduce the amount of Registrable Securities the Investors can include in any Registration Statement filed pursuant to Section 2 or 3 hereof, unless such rights are subordinate to those of the Investors.
12.In-Kind Distributions.
If any Shareholder seeks to effectuate an in-kind distribution of all or part of its shares to its direct or indirect equityholders, the Company will, subject to applicable lockups, work with such Shareholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Shareholder.
13.Miscellaneous.
(a)Securities Held by the Company. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.
(b)Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given, unless the Company has obtained the written consent of the Shareholders holding a majority of the Registrable Securities then issued and outstanding; provided, however, that any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would be adverse to a right specifically granted to an Investor shall require the agreement of such Investor, provided, further, that the consent of the Shareholders shall not be required to include as a party hereto any purchaser of Common Shares in connection with a Transfer of Common Shares contemplated by Section 13(f).
(c)Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof. Except as expressly contemplated hereby, there are no third party beneficiaries having rights under or with respect to this Agreement.
(d)Term and Termination. This Agreement may be terminated at any time by an instrument in writing signed by all of the parties hereto. This Agreement shall terminate automatically as to any Shareholder that no longer holds Registrable Securities; provided, however, that such Shareholder’s lockup agreement obligations under Section 4(a) and the indemnification and contribution obligations under Section 9 shall survive any such termination. The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are issued and outstanding; provided, however, that the Company’s obligation to pay expenses under Section 6 and the Company’s indemnification and contribution obligations under Section 9 shall survive any such termination.
(e)Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, e-mail, or air courier guaranteeing overnight delivery:

(i)if by the Company to a Shareholder, then to the address set forth in the Company’s register of members or joinder in the form attached hereto as Exhibit A, as applicable, or to such address that such Shareholder may subsequently notify the Company in writing,
(ii)if by a Shareholder to the Company, as set forth below:
Shelf Holdco Ltd.
Clarendon House
2 Church Street
Hamilton
HM 11, Bermuda
Attention: Hinal Patel and Michael Cottell
with a copy (which shall not constitute notice) to:
Willkie Farr & Gallagher (UK) LLP
Citypoint, 1 Ropemaker Street
London EC2Y 9AW
United Kingdom
Attention: Joseph D. Ferraro
All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) Business Days after being deposited in the United States mail, if being mailed by first class mail; two (2) Business Days after being delivered via a next-day air courier; and on the date sent by e-mail (with confirmation of delivery) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.
(f)Successors and Assigns; Assignment.
(i)This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.
(ii)Upon compliance with the provisions of the Shareholders Agreement the rights, interests and obligations hereunder may be transferred with a Transfer of the Common Shares so long as the transferee agrees in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit A.
(iii)The Company may not, other than by operation of law, assign any of its rights, interests or other obligations hereunder except with the written consent of Shareholders representing a majority of the Registrable Securities; provided, that the Company shall be required to assign such rights, interests and obligations to an Affiliate or successor that is the registering entity in an IPO.
(g)Specific Performance. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each party agrees that the other parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

(h)Submission to Jurisdiction; No Jury Trial. (i) Each party submits to the jurisdiction of any state or federal court sitting in New York, New York in any action arising out of or relating to this Agreement and agrees that all claims in respect of the action may be heard and determined in any such court. Each party agrees that a final judgment in any action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law or in equity. Each party waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. (ii) THE PARTIES EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS. The scope of this waiver is intended to be all encompassing of any and all action that may be filed in any court and that relate to the subject matter of the transactions contemplated hereby, including, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The parties each acknowledge that this waiver is a material inducement to enter into a business relationship and that they will continue to rely on the waiver in their related future dealings. Each party further represents and warrants that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. In the event of an action, this Agreement may be filed as a written consent to trial by a court.
(i)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(j)Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York.
(k)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
(l)Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” means “including without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

(m)Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(n)IPO Outside of the United States. Following a Relevant IPO, if a Shareholder notifies the Company in writing of its intention to dispose of all or some of its Registrable Securities (a “Share Disposal”), the Company shall cooperate with and provide such assistance to that Shareholder in connection with any such Share Disposal as it may reasonably request (including, without limitation, participation by members of the Company’s board of directors or senior management in the preparation of a prospectus, discussions with potential investors and roadshow presentations). The Company shall bear all costs and expenses incurred in providing such assistance subject to applicable law; provided, however, that the Company shall have no obligation to pay any discounts or underwriting commissions of any selling Shareholder.
[REST OF PAGE DELIBERATELY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SHELF HOLDCO LTD.

By:	/s/ Charles Mathias

Name: Charles Mathias
Title: Director
[Project Cooper – Signature Page to the Registration Rights Agreement]

BLACKSTONE COF IV AIV-5 SCSP

Represented by Blackstone Alternative Credit Advisors LP, in its capacity as portfolio manager, itself represented by:

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

BLACKSTONE COF IV CO-INVESTMENT AIV-5 SCSP

Represented by Blackstone Alternative Credit Advisors LP, in its capacity as portfolio manager, itself represented by:

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

GSO CSF III AIV-5 LP

By: GSO Capital Solutions Associates III LP, as its general partner
By: GSO Capital Solutions Associates III (Delaware) LLC, as its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

ECRED HOLDING III SCSP

Acting through its managing unlimited partner
Blackstone European Private Credit Fund Associates (Lux) S.à r.l.:

By:	/s/ Revel Wood

Name:	Revel Wood

Title: Class A Manager

By:	/s/ Gàbor Bernath

Name:	Gàbor Bernath

Title: Class B Manager
[Project Cooper – Signature Page to the Registration Rights Agreement]

BLACKSTONE PRIVATE CREDIT FUND

By: Blackstone Credit BDC Advisors LLC, as investment advisor

/s/ Marisa J. Beeney

By: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

BLACKSTONE SECURED LENDING FUND

By: Blackstone Credit BDC Advisors LLC, as investment advisor

/s/ Marisa J. Beeney

By: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

ALOE SUB LLC

By: Aloe Top Sub LLC, its sole member
By: Aloe Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

BEGONIA SUB LLC

By: Begonia Top Sub LLC, its sole member
By: Begonia Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

CACTUS SUB LLC

By: Cactus Top Sub LLC, its sole member
By: Cactus Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

FERN SUB LLC

By: Fern Top Sub LLC, its sole member
By: Fern Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

GRASS SUB LLC

By: Grass Top Sub LLC, its sole member
By: Grass Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

HOLLY SUB LLC

By: Holly Top Sub LLC, its sole member
By: Holly Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

IVY SUB LLC

By: Ivy Top Sub LLC, its sole member
By: Ivy Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

MOSS SUB LLC

By: Moss Top Sub LLC, its sole member
By: Moss Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

POTHOS SUB LLC

By: Pothos Top Sub LLC, its sole member
By: Pothos Topco LP, its sole member
By: BXC Azul Associates LLC, its general partner

/s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED

for and on behalf of
SPFM HOLDINGS, LLC	Signature:	/s/ Maria Olivo

	Name:	Maria Olivo

	Position:	Executive Vice President

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of CAPITAL Z PARTNERS (FIDELIS), L.P. a Cayman Islands exempted limited partnership

By:	Capital Z Partners (Cayman) GP, L.P., as general partner
By:	Capital Z Partners III GP, Ltd., as general partner	Signature:	/s/ Roland Bernardon

Roland Bernardon
Name:

Position:
Authorized Signer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of CAPITAL Z PARTNERS (MGA), L.P. a Cayman Islands exempted limited partnership

By:	Capital Z Partners (Cayman) GP, L.P., as general partner

By:	Capital Z Partners III GP, Ltd., as general partner	Signature:	/s/ Roland Bernardon

Roland Bernardon
Name:

Position:
Authorized Signer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of ALFA LIFE INSURANCE CORPORATION	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of ALFA MUTUAL INSURANCE COMPANY	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of ALFA MUTUAL FIRE INSURANCE COMPANY	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of ALFA MUTUAL GENERAL INSURANCE COMPANY	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of ALFA GENERAL INSURANCE CORPORATION	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of TREXIS INSURANCE CORPORATION	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of TREXIS ONE INSURANCE CORPORATION	Signature:	/s/ John D. Hemmings

John D. Hemmings
Name:

Position:
SVP, CFO & Chief Investment Officer

[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of COOPER FG HOLDCO, L.P.

By: Cooper FG Holdco GP, LLC

Its: General Partner

By: Further Global Capital Partners II GP, L.P.

Its: Managing Member

By: Further Global Capital II UGP, Ltd.

Its: General Partner
	Signature:	/s/ P.J. Rossi

Name:
P.J. Rossi

Position:
Authorised Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of BARINGS GLOBAL SPECIAL SITUATIONS CREDIT 4 (DE) S.À R.L. acting by its attorney BARINGS LLC

/s/ Michael Searles

Name: Michael Searles

Position: Managing Director
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of BARINGS GLOBAL SPECIAL SITUATIONS CREDIT 4 (LUX) S.À R.L., acting by its attorney BARINGS LLC, acting by its authorised signatory

/s/ Michael Searles

Name: Michael Searles

Position: Managing Director
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of BARINGS CAPITAL INVESTMENT CORPORATION

By: Barings LLC as Investment Adviser

/s/ Michael Searles

Name: Michael Searles

Position: Managing Director
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of BARINGS BDC, INC.

By: Barings LLC as Investment Manager

/s/ Michael Searles

Name: Michael Searles

Position: Managing Director
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of BARINGS PRIVATE CREDIT CORPORATION

By: Barings LLC, its Investment Adviser

/s/ Michael Searles

Name: Michael Searles

Position: Managing Director
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

Centre Street Investment S.à r.l.

/s/ Anna Sofronyuk

Name:	Anna Sofronyuk

Title: Manager A

/s/ Jean-Philippe Mersy

Name:	Jean-Philippe Mersy

Title: Manager B
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

OHA Delaware Customized Credit Fund Holdings, L.P.

By: OHA Delaware Customized Credit Fund GenPar, LLP,

its general partner

By: OHA Global GenPar, LLC,

its managing partner

By:	/s/ Gregory S. Rubin

Name:	Gregory S. Rubin

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

OHA DCO Blocker, L.P.

By: OHA Dynamic Credit ORCA GenPar, LLP,

its general partner

By: OHA Global PE GenPar, LLC,

its managing partner

By:	/s/ Gregory S. Rubin

Name:	Gregory S. Rubin

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

ATSN CCF Investment S.à r.l.

/s/ Anna Sofronyuk

Name:	Anna Sofronyuk

Title: Manager A

/s/ Jean-Philippe Mersy

Name:	Jean-Philippe Mersy

Title: Manager B
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

OHA Credit Cadenza Fund, L.P.

By: OHA Credit Cadenza GenPar, LLP,

its general partner

By: OHA Global PE GenPar, LLC,

its managing partner

By:	/s/ Gregory S. Rubin

Name:	Gregory S. Rubin

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

TIF Investment S.à r.l.

/s/ Anna Sofronyuk

Name:	Anna Sofronyuk

Title: Manager A

/s/ Jean-Philippe Mersy

Name:	Jean-Philippe Mersy

Title: Manager B
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

SA CCF Investment S.à r.l

/s/ Anna Sofronyuk

Name:	Anna Sofronyuk

Title: Manager A

/s/ Jean-Philippe Mersy

Name:	Jean-Philippe Mersy

Title: Manager B
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

OHA CA Customized Credit Fund, L.P. – OHA Credit Solutions Fund II (CA Parallel)

By: OHA CA Customized Credit GenPar, LLP,

its general partner

By: OHA Global PE GenPar, LLC,

its managing partner

By:	/s/ Gregory S. Rubin

Name:	Gregory S. Rubin

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED for and on behalf of

OHA CREDIT SOLUTIONS II MASTER FUND B SPV, L.P.

By: Oak Hill Advisors, L.P.,

as Portfolio Manager

By:	/s/ Alexis Atteslis

Name:	Alexis Atteslis

Title: Authorized Signatory
[Project Cooper – Signature Page to the Registration Rights Agreement]

SIGNED
for and on behalf of

ALOHA ECF Investment S.à r.l.

/s/ Anna Sofronyuk

Name:	Anna Sofronyuk

Title: Manager A

/s/ Jean-Philippe Mersy

Name:	Jean-Philippe Mersy

Title: Manager B
[Project Cooper – Signature Page to the Registration Rights Agreement]

Schedule 1
Joinder to Registration Rights Agreement
This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Registration Rights Agreement dated as of ___________________________, 2023 (the “Registration Rights Agreement”) among Shelf Holdco Ltd. and certain other parties, as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.
The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Registration Rights Agreement as of the date hereof and shall have all of the rights and obligations of a “Shareholder” thereunder, [and shall be deemed to have made all of the representations and warranties of a “Shareholder” under the Shareholders Agreement as if it had executed the Shareholders’ Agreement and all of such representations and warranties are true and correct as of the date hereof as if such representations and warranties were made by the Joining Party]1. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Registration Rights Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.
Date: _____________, _______

[NAME OF JOINING PARTY]

By:

Name:
Title:
Address for Notices:
1 To be included in connection with transfers of the Common Shares.
S-1

Schedule 2
Investors
SPFM Holdings, LLC
Capital Z Partners (MGA), L.P.
Capital Z Partners (Fidelis), L.P.
Cooper FG Holdco, L.P.
Alfa Life Insurance Corporation
Alfa Mutual Insurance Company
Alfa Mutual Fire Insurance Company
Alfa Mutual General Insurance Company
Alfa General Insurance Corporation
Trexis Insurance Corporation
Trexis One Insurance Corporation
Blackstone Private Credit Fund
GSO CSF III AIV-5 LP
Blackstone Secured Lending Fund
Aloe Sub LLC
Begonia Sub LLC
Cactus Sub LLC
Fern Sub LLC
Grass Sub LLC
Holly Sub LLC
Ivy Sub LLC
Moss Sub LLC
Pothos Sub LLC
Blackstone COF IV AIV-5 SCSp
Blackstone COF IV Co-Investment AIV-5 SCSp
Centre Street Investment S.à r.l.
ECRED Holding III SCSp
OHA Delaware Customized Credit Fund Holdings, L.P.
OHA DCO Blocker, L.P.
ATSN CCF Investment S.à r.l.
OHA Credit Cadenza Fund, L.P.
TIF Investment S.à r.l.
SA CCF Investment S.à r.l
OHA CA Customized Credit Fund, L.P. – OHA Credit Solutions Fund II (CA Parallel)
OHA CA Customized Credit Fund, L.P. – OHA Credit Solutions Fund II (CA Parallel)
ALOHA ECF Investment S.à r.l.
Barings Global Special Situations Credit 4 (DE), S.à r.l.
Barings Global Special Situations Credit 4 (Lux) S.à r.l.
Barings Capital Investment Corporation
Barings BDC, Inc.
Barings Private Credit Corporation
S-2